SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) April 27, 2004
                                                 -------------------------------



                          SUNLINK HEALTH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                      1-12607                  31-0621189
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)



900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia               30339
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      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code  (770) 933-7000
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 9.  Regulation FD Disclosure
---------------------------------

On April 27, 2004, SunLink Health Systems, Inc. ("SunLink") issued a press release regarding distribution of a letter to the shareholders. A copy of the press release and letter to the shareholders issued by SunLink is filed herewith as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUNLINK HEALTH SYSTEMS, INC.



                                             By:  /s/ Mark J. Stockslager
                                                 -------------------------------
                                             Name: Mark J. Stockslager
                                             Title: Principal Accounting Officer



Dated:  May 3, 2004

                                  EXHIBIT INDEX
                                  -------------

  EXHIBIT NO.    DESCRIPTION
---------------  ---------------------------------------------------------------

     99.1        SunLink Health Systems, Inc. Press Release dated April 27, 2004